UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2024

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

737 N. Fifth Street, Suite 200 Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in a Current Report on Form 8-K filed by Aditxt, Inc. (the “Company”), on December 17, 2023, the Company entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Pearsanta, Inc., a Delaware corporation and majority owned subsidiary of the Company (“Pearsanta”) and MDNA Life Sciences, Inc., a Delaware corporation (“MDNA”), pursuant to which Pearsanta will acquire certain intellectual property and other specified assets relating to MDNA’s early cancer detection platform (the “Acquired Assets”). Pursuant to the Purchase Agreement, the consideration for the transaction was to consist of: (i) an upfront working capital payment of $500,000 (the “Upfront Working Capital Payment”), which is payable upon the satisfaction of certain conditions set forth in the Purchase Agreement, (ii) a working capital payment at closing of $500,000, (iii) 50,000 shares of the Company’s common stock, par value $0.001 per share (the “Company Common Stock”), (iv) a warrant (the “Company Warrant”) to purchase 50,000 shares of Company Common Stock exercisable for a term of 5 years at an exercise price equal to the opening price per share of the Company Common Stock as of the Closing Date (as defined below), and (v) 5,000 shares of Series A Preferred Stock, par value $0.001 per share (the “Pearsanta Preferred Stock”), provided, however, that if the value of such Pearsanta Preferred Stock, on an as-converted basis, at the time of the pricing of the Pearsanta common stock in connection with the sale of shares of Pearsanta common stock to the public in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended does not equal $25,000,000, an additional amount of Pearsanta Preferred Stock (“Additional Pearsanta Preferred Stock”) so that the sum of the value of the Pearsanta Preferred Stock plus the Additional Pearsanta Preferred Stock (if any) shall equal $25,000,000. The Pearsanta Preferred Stock shall have such rights, powers, and preferences as set forth in the form of Certificate of Designation of Series A Preferred Stock, the form of which is attached as Exhibit D to the Purchase Agreement.

On January 4, 2024, the Company, Pearsanta and MDNA entered into a First Amendment to Asset Purchase Agreement (the “First Amendment to Asset Purchase Agreement”), pursuant to which the parties agreed to: (i) the removal of the Upfront Working Capital Payment, (ii) the removal of the Closing Working Capital Payment (as defined in the Purchase Agreement”), and (iii) to increase the maximum amount of payments to be made by Aditxt under the Transition Services Agreement (as defined below) from $2.2 million to $3.2 million.

On January 4, 2024, Pearsanta and MDNA entered into a Transition Services Agreement (the “Transition Services Agreement”), pursuant to which MDNA agreed that it would perform, or cause certain of its affiliates or third parties to perform, certain services as described in the Transition Services Agreement for a term of three months in consideration for the payment by Pearsanta of certain fees as provided in the Transition Services Agreement, in an amount not to exceed $3.2 million.

As previously reported in a Current Report on Form 8-K filed by the Company, on December 11, 2023 the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”)  with Adicure, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”) and Evofem Biosciences, Inc., a Delaware corporation (“Evofem”), pursuant to which, Merger Sub will be merged into and with Evofem (the “Merger”), with Evofem surviving the Merger as a wholly owned subsidiary of the Company. On January 8, 2024, the Company, Adicure and Evofem entered into the First Amendment to the Merger Agreement (the “First Amendment to Merger Agreement”), pursuant to which the parties agreed to extend the date by which the joint proxy statement would be filed with the SEC until February 14, 2024.

The foregoing descriptions of the Company Warrant, the First Amendment to Asset Purchase Agreement, and the First Amendment to Merger Agreement are not complete and are qualified in their entirety by reference to the full text of Form of Company Warrant, the First Amendment to Asset Purchase Agreement and the First Amendment to Merger Agreement, copies of which are filed as Exhibits 4.1, 10.1, and 10.2 , respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Participants in the Solicitation

The Company and its executive officers, directors, other members of management, employees and Evofem may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed transaction.  Information regarding the executive officers and directors of the Company is set forth in its definitive proxy statement for its 2022 annual meeting filed with the SEC on July 20, 2023, as amended.  More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the Proxy Statement / Registration Statement on Form S-4 and other materials to be filed with the SEC in connection with the Merger Agreement.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor “provisions under the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Current Report on Form 8-K, including statements regarding the Company’s or Evofem’s future results of operations and financial position are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “target,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the respective management teams of the Company and Evofem and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and Evofem.

These forward-looking statements are subject to a number of risks including, but not limited to, the following risks relating to the proposed transactions: (1) the risk that the proposed transactions may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (2) the failure to satisfy the conditions to the closing, including the approval by the stockholders of the Company; (3) the ability to realize the anticipated benefits of the proposed transactions; and (4) other risks and uncertainties indicated from time to time in the Company’s public filings with the SEC. If any of these risks materialize or the Company’s and Evofem’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and other documents we filed, or will file, including the proxy statement/prospectus, with the SEC. There may be additional risks that neither the Company nor Evofem presently know, or that the Company or Evofem currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s and Evofem’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Company and Evofem anticipate that subsequent events and developments will cause the Company’s and Evofem’s assessments to change. However, while the Company and Evofem may elect to update these forward-looking statements at some point in the future, the Company and Evofem specifically disclaim any obligation to do so, except as otherwise required by law. These forward-looking statements should not be relied upon as representing the Company’s and Evofem’s assessments of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 4, 2024 (the “Closing Date”), the Company completed its acquisition of the Acquired Assets and issued to MDNA the Company Common Stock, the Company Warrants and the Pearsanta Preferred Stock. On January 8, 2024, the Company issued a press release announcing the closing of the acquisition of the Acquired Assets, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01of this Current Report on Form 8-K in relation to (i) the Company Common Stock, (ii) the Company Warrants, (iii) the shares of common stock issuable upon exercise of the Company Warrants, (iv) the Pearsanta Preferred Stock, and (v) the shares of common stock of Pearsanta issuable upon conversion of the Pearsanta Preferred Stock, is incorporated by reference herein. Neither the issuance of the Company Common Stock, the Company Warrants, the Pearsanta Preferred Stock or the shares of common stock issuable upon exercise or conversion thereof, as applicable, were registered under the Securities Act of 193, as amended (the “Securities Act”) or any state securities laws. The issuance of the Company Common Stock, Company Warrants, the Pearsanta Preferred Stock, and the shares of common stock issuable upon the exercise or conversion thereof, as applicable, will be issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
4.1	Form of Company Warrant
10.1	First Amendment to Asset Purchase Agreement dated January 4, 2024 by and among Aditxt, Inc., Pearsanta, Inc., and MDNA Life Sciences, Inc.
10.2	First Amendment to Agreement and Plan of Merger dated as of January 8, 2024, by and among Aditxt, Inc., Adicure, Inc. and Evofem Biosciences, Inc.
99.1	Press Release Dated January 8, 2024
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADITXT, INC.

Date: January 9, 2024	By:	/s/ Amro Albanna
Amro Albanna
Chief Executive Officer

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